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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 8, 2004
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                            The Gymboree Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                              000-21250                 942615258
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(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)              Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA               94010-1912
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (650) 579-0600
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          (Former name or former address if changed since last report)

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Item 5. Other Events

     On April 8, 2004, The Gymboree Corporation issued a press release announcing its March sales and a change in accounting methods. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.       Exhibits
        (c)   Exhibits

        99.1 Press release regarding The Gymboree Corporation's monthly sales and change in accounting methods.*


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       (Registrant)

                           Date:  04/07/04   By:      /s/ Myles B. McCormick
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                                                      Myles B. McCormick
                                                      Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.       Subject Matter

99.1              Press release dated April 8, 2004.*

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